UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2005

BRAINTECH, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-24911

(Commission File Number)

98-0168932

(IRS Employer Identification No.)

102-930 West 1st Street, North Vancouver, BC V7P 3N4

(Address of principal executive offices and Zip Code)

(604) 988-6440

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On October 4, 2005, we issued 100,000 shares of common stock and 100,000 common share purchase warrants to Agora International Enterprises Corp. for investor relations services. The warrants are exercisable at a price of $0.50 per share until the earlier of (a) 24 months from the date a registration statement is deemed effective, or (b) November 30, 2007.

On October 13, 2005, we issued 110,000 shares of common stock for services rendered.

All of the securities were issued in reliance on Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINTECH, INC.

/s/ Edward White

By: Edward White

Chief Financial Officer and Director

Date: October 18, 2005